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                                                                                                           EXHIBIT 4.1


                                                     INTERSTATE HOTELS COMPANY


COMMON STOCK            INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA                    COMMON STOCK
                                                                                                           CUSIP 460886 10 4

This Certifies that                                                                                        SEE REVERSE FOR
                                                                                                           CERTAIN DEFINITIONS


is the owner of


                                    SHARES OF THE PAR VALUE OF $.01 EACH, OF THE COMMON STOCK OF
                                                     INTERSTATE HOTELS COMPANY

transferable only on the stock transfer books of the Bank by the holder thereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. Such shares are non-withdrawable and not of an insurable type. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                                                        CERTIFICATE OF STOCK

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


SECRETARY                                                                                     CHAIRMAN OF THE BOARD


                                                                                        Countersigned and Registered:

                                                                                   CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.

                                                                                      Transfer Agent and Registrar

                                                                                               Authorized Signature

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                           INTERSTATE HOTELS COMPANY

  THE BANK WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE, UPON REQUEST TO THE TRANSFER AGENT AND REGISTRAR, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OF THE BANK AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF PREFERRED STOCK SO FAR AS THE SAME (IF ANY) HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.


  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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TEN COM - as tenants in common                                UNIF GIFT MIN ACT - -------  Custodian ---------------
                                                                                  (Cust)                 (Minor)

TEN ENT - as tenants by the entireties                                             under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of survivorship
          and not as tenants in common                                            Act ------------------------
                                                                                               (State)

                              Additional abbreviations may also be used though not in the above list.

                           For value received ----------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY ON OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

    [                            ]


- --------------------------------------------------------------------------------------------------------------------------------
                        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------------------------------------------------------ Attorney
to transfer the said stock on the books of the within-named Bank with full power of substitution in the premises.


Dated ------------------------------------------


                                                                      -------------------------------------------------------
                                                                      Notice: The signature to this assignment must correspond
                                                                               with the name as written upon the face of the
                                                                               certificate in every particular, without alteration
                                                                               or enlargement or any change whatever.


           AMERICAN BANKNOTE COMPANY                                   PRODUCTION COORDINATOR SUSAN MCNAMEE -215-830-2150
              650 BLAIR MILL ROAD                                                     PROOF OF MAY 29, 1996
               HORSHAM, PA 19044                                                            INTERSTATE
                 215-857-3480                                                                H 44294bk

SALES PERSON-  A.GERMAN/B.ROTH-412-171-9032 OR9 747               Opr.              og/h              NEW
/home/ed/inprogress/home 12/Interstate 44294                                     /NET/BANKNOTE/HOME 12/1


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